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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 8, 1997                    Commission File No. 1-12785

                      NATIONWIDE FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                      31-1486870
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

                              One Nationwide Plaza
                              Columbus, Ohio 43215
                                 (614) 249-7111
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)


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ITEM 5.  OTHER EVENTS.

         On October 8, 1997, Nationwide Financial Services, Inc. issued a news release announcing the planned introduction of a new individual variable annuity product. The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  Exhibit 99 News release of Nationwide Financial Services, Inc. dated October 8, 1997

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONWIDE FINANCIAL SERVICES, INC.
                                        -----------------------------------
                                                                (Registrant)

Date: October 8, 1997                   /s/ Mark R. Thresher
                                        ------------------------------------
                                        Mark R. Thresher, Vice President
                                            - Finance and Treasurer
                                           (Chief Accounting Officer)

                                 EXHIBIT INDEX

Exhibit No.                        Description

    99                   News release of Nationwide Financial Services, Inc.
                         dated October 8, 1997